                                                                   EXHIBIT 10.21


                              SECURITY AGREEMENT

                                by and between

                      GENERAL MANUFACTURED HOUSING, INC.

                                      and

                          FIRST SOURCE FINANCIAL LLP


                         Dated as of December 21, 1995





                              SECURITY AGREEMENT
                              ------------------

     THIS SECURITY AGREEMENT, dated as of December 21, 1995 (herein, as the same may at any time be amended or modified and in effect, called this "AGREEMENT"), is by and between GENERAL MANUFACTURED HOUSING, INC., a Georgia corporation (herein called "BORROWER"), and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("LENDER").

                                  BACKGROUND:
                                  ----------

     1. Borrower and Lender have entered into a certain Secured Credit Agreement of even date herewith (herein, as it may at any time be amended or modified from time to time and in effect, called the "SECURED CREDIT AGREEMENT"), pursuant to which Lender has agreed to make certain Loans (as defined in the Secured Credit Agreement) to Borrower.

     2. It is a condition precedent to the making of the initial Loans under the Secured Credit Agreement that this Agreement be executed and delivered.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS.    (a)   When used herein, the following terms
shall have the following meanings:

     ACCOUNT shall mean any right of Borrower to payment for goods sold or leased or for services rendered which is not evidenced by an Instrument or Chattel Paper, whether or not it has been earned by performance.

     ACCOUNT DEBTOR shall mean the Person who is obligated on or under any Account, Chattel Paper or, if appropriate, any of the General Intangibles of Borrower.

     AGENT BANK shall mean any bank serving in the capacity of agent for Lender under the Bank Agency Agreement. The initial Agent Bank is The First National Bank of Chicago.

     BANK AGENCY AGREEMENT shall mean that certain Bank Agency Agreement by and among Agent Bank, Borrower, Lender, First Source Financial, Inc., and Citicorp North America, Inc., dated as of the date hereof, as the same may be amended, modified or supplemented from time to time, or any similar agreement entered into among a bank serving in the capacity as agent for Lender, Borrower, Lender, First Source Financial, Inc., and Citicorp North America, Inc., as the same may be amended, modified or supplemented from time to time.

     BENEFITS - see SECTION 16.

     CERTIFICATED SECURITY shall have the meaning assigned to such term in the Uniform Commercial Code.

     CHATTEL PAPER shall have the meaning assigned to such term in the Uniform Commercial Code.

     COLLATERAL shall mean all property or rights in which a Security Interest is granted hereunder.

     COMMITMENTS shall mean, collectively, Lender's commitments to Borrower pursuant to the Secured Credit Agreement.

     COMPUTER HARDWARE AND SOFTWARE COLLATERAL shall mean (i) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, whether now owned, licensed or leased or hereafter acquired by Borrower; (ii) all software programs (including source code and object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by Borrower, designed for use on the computers and electronic data processing hardware described in CLAUSE (I) above; (iii) all firmware associated therewith, whether now owned, licensed or leased or hereafter acquired by Borrower; (iv) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) for such hardware, software and firmware described in the preceding CLAUSES (I), (II) and (III), whether now owned, licensed or leased or hereafter acquired by Borrower; and (v) all rights with respect to all of the foregoing, including, without limitation, any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

     COPYRIGHT COLLATERAL shall mean all copyrights and all semiconductor chip product mask works of Borrower, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world, including, without limitation, all of Borrower's right, title and interest in and to all copyrights and mask works registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights and mask works referred to in ITEM A of SCHEDULE III attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright and mask work licenses, including each copyright and mask work license referred to in ITEM B of SCHEDULE III attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

     DEFAULT shall mean any Unmatured Event of Default or any Event of Default.

     DOCUMENT shall have the meaning assigned to such term in the Uniform Commercial Code.

     EQUIPMENT shall have the meaning assigned to such term in the Uniform Commercial Code.

     EVENT OF DEFAULT shall have the meaning assigned to such term in the Secured Credit Agreement.

     FIXTURE shall have the meaning assigned to such term in the Uniform Commercial Code.

     GENERAL INTANGIBLES shall have the meaning assigned to such term in the Uniform Commercial Code and shall include, without limitation, goodwill.

     GOODS shall have the meaning assigned to such term in the Uniform Commercial Code.

     INSTRUMENT shall have the meaning assigned to such term in the Uniform Commercial Code.

     INTANGIBLE COLLATERAL shall mean all Collateral other than Goods.

     INTELLECTUAL PROPERTY COLLATERAL shall mean, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

     INVENTORY shall mean goods, merchandise and other personal property furnished under any contract of service or intended for sale or lease, including, without limitation, all raw materials, work in process, finished goods and materials and supplies, of any kind, nature or description, that are used or consumed by Borrower's business, or are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise and other personal property, and all returned or repossessed goods now or at any time or times hereafter in the possession or under the control of Borrower or Lender.

     MASTER ACCOUNT shall mean the account maintained in Lender's name at Agent Bank, of which Agent Bank is agent and pledgee-in-possession for

Lender, which account is the "MASTER ACCOUNT" referred to in Section 6.2 of the Secured Credit Agreement.

     NOTES shall mean any and all promissory notes of Borrower evidencing any loan or advance made by Lender to Borrower, and any promissory notes taken in extension or renewal of any thereof or in replacement therefor.

     OPERATING ACCOUNT shall mean the account maintained in Borrower's name at Agent Bank, of which Agent Bank is agent and pledgee-in-possession for Lender, which account is the "OPERATING ACCOUNT" referred to in Section 6.2 of the Secured Credit Agreement.

     PATENT COLLATERAL shall mean:

          (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in ITEM A of SCHEDULE II attached hereto;

          (b) all patent licenses, including each patent license referred to in ITEM B of SCHEDULE II attached hereto;

          (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSES (A) and (B); and

          (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in ITEM A of SCHEDULE II attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in ITEM B of SCHEDULE II attached hereto, and all rights corresponding thereto throughout the world.

     PERMITTED LIENS shall have the meaning assigned to such term in the Secured Credit Agreement.

     SECURITY shall have the meaning assigned to such term in the Uniform Commercial Code.

     SECURITY INTEREST shall, when used with respect to any Person, mean any interest in any real or personal property, asset or other right owned or being purchased or acquired by such Person for its own use, consumption or enjoyment in its business which secures payment or performance of any obligation and shall include any mortgage, lien, pledge, encumbrance, charge or other security interest of any kind, whether arising under a security agreement, mortgage, deed of trust, chattel mortgage, assignment, pledge, financing or similar statement or notice or as a matter of law, judicial process or otherwise. As used herein with respect to the rights granted to Lender hereunder in the Collateral, "SECURITY INTEREST" means a security interest under the Uniform Commercial Code.

     TRADEMARK COLLATERAL shall mean:

          (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (each of the foregoing items in this CLAUSE (A) being called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of SCHEDULE I attached hereto;

          (b) all Trademark licenses, including each Trademark license referred to in ITEM B of SCHEDULE I attached hereto;

          (c) all reissues, extensions or renewals of any of the items described in CLAUSES (A) and (B);

          (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSES (A) and (B); and

          (e) all proceeds of, and rights associated with, the foregoing, including any claim by Borrower against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in ITEM A and ITEM B of SCHEDULE I attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

     TRADE SECRETS COLLATERAL shall mean common law and statutory trade secrets and all other confidential and proprietary information and all know-how obtained by or used in or contemplated at any time for use in the business of Borrower (each of the foregoing being called a "TRADE SECRET"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in SCHEDULE IV attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade secret license.

     UNCERTIFICATED SECURITY shall have the meaning assigned to such term in the Uniform Commercial Code.

     UNIFORM COMMERCIAL CODE shall mean the Uniform Commercial Code as in effect in the state of Illinois on the date of this Agreement.

     UNMATURED EVENT OF DEFAULT shall mean any event or condition which if it continues uncured will, with the passage of time or giving of notice, or both, become an Event of Default.

     UNMATURED INSOLVENCY DEFAULT shall mean an Unmatured Event of Default arising under section 13.1.5 of the Secured Credit Agreement.

     WAIVER AGREEMENT shall mean a declaration and agreement substantially in the form of EXHIBIT A hereto (and in form and substance satisfactory to Lender) executed and delivered by the appropriate Persons pursuant to SECTION 4(D).

     (b) Unless otherwise defined herein, terms defined in the Secured Credit Agreement shall have the same meaning when used herein. Terms not otherwise defined herein or in the Secured Credit Agreement shall have the meanings, if any, ascribed to them under the Uniform Commercial Code, as it may be in effect in the State of Illinois.

     SECTION 2. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment, performance and observance of all Liabilities, Borrower hereby mortgages, pledges and assigns to Lender, and grants to Lender a continuing Security Interest and lien under the Uniform Commercial Code and all other applicable laws in all of the following property of Borrower wherever located, whether now or hereafter existing, owned, licensed, leased, consigned, arising or acquired:

     (i)   Accounts;

    (ii) Goods (including, without limitation, all of Borrower's Equipment, Fixtures (including, without limitation, the Fixtures located on the premises described on Schedule VII) and Inventory);

   (iii)   General Intangibles, including, without limitation,

           (A) All tax refunds,

           (B) All Intellectual Property Collateral, and

           (C) Rights arising out of leases, licenses and contracts which are not Accounts,

    (iv) Chattel Paper, Documents, Instruments, Certificated Securities and Uncertificated Securities;

     (v) Money and property now or at any time in the possession or under the control of, or in transit to, Lender or Agent Bank, Borrower or any bailee, agent or custodian of Lender, Agent Bank or Borrower;

    (vi) Right, title and interest (if any) in and to the Master Account, the Operating Account and all other accounts of Borrower maintained by Agent Bank, and any other accounts maintained by Borrower, all funds on deposit therein, all investments arising out of such funds, all claims thereunder or in connection therewith, and all cash, securities, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of such accounts, such funds or such investments;

   (vii)   Insurance policies, including claims or rights to payment thereunder;
           and

  (viii) Liens, guaranties and other rights and privileges pertaining to any of the Collateral;

together with: (ix) all books, ledgers, books of account, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing; and (x) all proceeds, products, rents, issues, profits and returns of and from any of the foregoing.

     SECTION 3. BORROWER TO REMAIN LIABLE. Borrower hereby expressly agrees that, anything herein to the contrary notwithstanding, it shall remain liable under each contract, agreement, interest or obligation assigned to Lender hereunder to observe and perform all of the conditions and obligations to be observed and performed by Borrower thereunder, all in accordance with and pursuant to the terms and provisions thereof. The exercise by Lender of any of the rights assigned hereunder shall not release Borrower from any of its duties or obligations under any such contract, agreement, interest or obligation. Lender shall not have any duty, responsibility, obligation or liability under any such contract, agreement, interest or obligation by reason of or arising out of the assignment thereof to Lender or the granting to Lender of a Security Interest therein or the receipt by Lender of any payment relating to any such contract, agreement, interest or obligation pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Borrower thereunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of any performance of any party under any such contract, agreement, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it, in which it may have been granted a Security Interest or to which it may be entitled at any time or times.

     SECTION 4. REPRESENTATIONS AND WARRANTIES AND AGREEMENTS. Borrower represents and warrants to, and covenants and agrees with, Lender that:

     (a) No Uniform Commercial Code financing statement (other than any which may have been filed on behalf of Lender or in connection with a Permitted Lien or which has been, or in connection with execution and delivery hereof is being, terminated) covering any of the Collateral is on file in any public office.

     (b) Borrower has and will have a valid leasehold interest in all Collateral it leases, and, except as otherwise noted in Schedule VI of the Secured Credit Agreement, good and marketable title to all its other Collateral, real and personal, of any nature whatsoever (which, with respect to licenses, means that Borrower is the lawful owner of its rights under licenses, except as provided in Section 10.14 of the Secured Credit Agreement), free of all Security Interests whatsoever, other than the Security Interest created hereby and the Permitted Liens, with full power and authority to execute this Agreement, to perform Borrower's obligations hereunder, and to subject the Collateral to the assignment and Security Interest created hereby.

     (c) All of Borrower's books and records are now located at one or more of the premises shown on SCHEDULE V hereto, and all of Borrower's Equipment, Inventory and other Goods are located either at one or more of the premises shown on SCHEDULE V hereto or at one or more of the premises shown on SCHEDULE VI hereto.

     (d) To the extent that any of the premises shown on SCHEDULE V hereto are leased by Borrower, Borrower shall provide Lender with a Waiver Agreement executed by the landlord under such lease.

     (e) All information with respect to the Collateral and the Account Debtors set forth in any schedule, certificate, or other writing at any time heretofore or hereafter furnished by or on behalf of Borrower to Lender, and all other information heretofore or hereafter furnished by or on behalf of Borrower to Lender, is and will be true, correct and complete in all material respects as of the date furnished and does not and will not omit any material fact necessary to make the statements not misleading.

     (f) Borrower will at all times maintain its chief executive office as identified in SCHEDULE V hereto in the contiguous continental United States and Borrower shall take such action from time to time as is required so that a creditor of Borrower would reasonably expect the chief executive office identified on SCHEDULE V to be its chief executive office for purposes of
Article 9 of the Uniform Commercial Code.

     (g) With respect to any Intellectual Property Collateral the loss, impairment or infringement of which has a reasonable probability of having a Material Adverse Effect:

          (i) Such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part.

          (ii)  Such Intellectual Property Collateral is valid and enforceable.

          (iii) Borrower has made all filings and recordations necessary in the exercise of reasonable and prudent business judgment to protect its interest in such Intellectual Property Collateral, including, without limitation, recordations of all of its interest in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world.

          (iv) Borrower is the owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party.

          (v) Borrower has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of Intellectual Property Collateral in full force and effect throughout the world, as applicable.

Borrower owns directly, or is entitled to use by license or otherwise, all Intellectual Property Collateral used in, necessary for or material to the conduct of Borrower's business. No litigation is pending or, to the best knowledge of Borrower, threatened which contains allegations respecting the validity, enforceability, infringement or ownership of any of the Intellectual Property Collateral.

     (h) None of the Collateral (other than Intangible Collateral) has, within the four (4) months preceding the date of this Agreement, been located at any place other than Borrower's own premises at the address shown on the signature page hereto or at one or more of the premises listed on SCHEDULES V and VI hereto.

     (i) Schedule VII to the Secured Credit Agreement lists all trade names by which Borrower is now known or was previously known.

     (j) Borrower may, from time to time, have Goods repurchased by Borrower pursuant to the Repurchase Agreements in the States listed on SCHEDULE VI hereto.

     SECTION 5.  PROCESSING, SALE, COLLECTIONS, ETC.

     (a) Until notice from Lender to the contrary, given at any time after the occurrence and during continuance of any Event of Default or Unmatured

Insolvency Default, Borrower (i) may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by Borrower for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by Borrower for such purpose (but no such sale or use shall limit or impair Lender's Security Interest in any proceeds thereof, including, without limitation, any Account), (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Intangible Collateral, including the taking of such action with respect to such collection as Lender may reasonably request or, in the absence of such request, as Borrower may deem advisable, and (iii) may grant, subject to the next sentence hereof, to any Person obligated on any of the Intangible Collateral, any rebate, refund or allowance to which such Person may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Intangible Collateral. Lender, however, may at any time, whether before or after the maturity of any of the Liabilities, so long as a Default shall have occurred and be continuing, (1) notify any Person obligated on any of the Intangible Collateral to make payment to Lender of any amounts due or to become due thereunder; (2) enforce collection of any of the Intangible Collateral by suit or otherwise; (3) surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby; and (4) notify Borrower (and upon receipt of such notice Borrower agrees to notify, at its sole expense, any parties obligated on any of the Collateral) to make payment to Lender of any amount due or to become due under the Collateral.

     (b) Borrower will, forthwith upon receipt, transmit and deliver to Lender or Agent Bank, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by Lender or Agent Bank) which may be received by Borrower at any time in full or partial payment, or other proceeds of any Collateral. Except as Lender may otherwise consent in writing, any such items which may be so received by Borrower will not be commingled by Borrower with any of its other funds or property, but, until delivery to Lender or Agent Bank, will be held separate and apart from such other funds and property and in trust for Lender or Agent Bank.

     (c) Lender or Agent Bank is authorized to endorse, in the name of Borrower, any item, howsoever received by Lender or Agent Bank representing any payment on or other proceeds of any of the Collateral.

     SECTION 6.  AGREEMENTS OF BORROWER.  Borrower shall:

     (a) Keep all its Inventory and other Goods, unless Lender shall otherwise consent in writing, at one or more of its own premises (as shown on SCHEDULE V hereto) or at one or more of the premises listed on SCHEDULE VI hereto; PROVIDED, HOWEVER, that (i) so long as no Event of Default or Unmatured Insolvency Default shall have occurred and be continuing, and subject to SECTION 6(J), Borrower may designate additional premises (such premises shall be located in the contiguous continental United States) for inclusion on SCHEDULE V hereto upon delivery to Lender of (A) 30 days' advance written notice and (B) all documents, and completion of all action, required by Lender to maintain the Security Interest in favor of Lender in the Collateral, free and clear of any other Security Interest whatsoever except for Permitted Liens and (ii) in the case of the premises listed on SCHEDULE VI hereto from time to time, Borrower's Inventory and other Goods shall be kept separate from the Inventory and other Goods of those Persons (other than Borrower) using such premises and shall be clearly and conspicuously designated as being Borrower's sole property (for example, by posting signs or by affixing Borrower's name on its Inventory and other Goods).

     (b) Immediately notify Lender of (i) the occurrence of any event causing loss or depreciation in value of any of Borrower's Goods in excess, in the aggregate during any of Borrower's fiscal years, of $40,000, and (ii) the amount of such loss or depreciation.

     (c) Furnish Lender such information concerning Borrower, the Collateral and the Account Debtors as Lender may from time to time reasonably request.

     (d) Defend Borrower's title to the Collateral against all Persons and against all claims and demands whatsoever.

     (e) Do all acts reasonably necessary to maintain, preserve and protect all Collateral, keep all Collateral in good condition and repair (ordinary wear and tear excepted), and prevent any waste or unusual or unreasonable depreciation thereof.

     (f) Permit Lender and designees of Lender, from time to time, to inspect at reasonable times the Collateral, and to, at reasonable times, inspect, audit and make copies of and extracts from all records and all other papers in the possession of Borrower and will, upon request of Lender, deliver to Lender all of such records and papers which pertain to the Collateral and the Account Debtors.

     (g) Upon request of Lender, stamp on its records concerning the Collateral (and/or enter into its computer records concerning the Collateral), a notation, in form satisfactory to Lender, of the Security Interest created hereby.

     (h) Except for the sale or lease of Inventory in the ordinary course of its business and except as otherwise permitted by the Secured Credit Agreement, not sell, lease, assign, license, sublicense, abandon or otherwise transfer, or create or permit to exist any Security Interest (other than any Permitted Lien) on any Collateral to or in favor of anyone other than Lender.

     (i) At all times keep all Inventory and Equipment insured against loss, damage, theft and other risks in the manner required by Section 11.4 of the Secured Credit Agreement (whether or not the Secured Credit Agreement shall be in effect) and, if Lender so requests, deposit with Lender originals or certified copies of the relevant policies and certificates of insurance.

     (j) Furnish to Lender, in accordance with Section 9.2 of the Secured Credit Agreement, notice in writing as soon as possible and in any event no later than 30 days prior to the occurrence from time to time of (i) any change in the location of Borrower's chief executive office and (ii) any change in the name of Borrower or the name under or by which it conducts its business, and take all action required by Lender to maintain and preserve the Security Interest in favor of Lender in the Collateral, free and clear of any other Security Interest whatsoever except for Permitted Liens.

     (k) Reimburse Lender for all expenses, including attorneys' fees and legal expenses and expenses of any repairs to realty or other property to which any Collateral may be affixed or be a part, incurred by Lender in seeking to collect or enforce any rights under or with respect to the Collateral, in seeking to collect the Notes and all other Liabilities, and in enforcing its rights hereunder, together with interest thereon from the date incurred until reimbursed by Borrower at a rate per annum equal to the default rate specified in SECTION 11(B) hereof, after notice to Borrower, if any, as required by the Secured Credit Agreement.

     (l) Not sell, assign or license to any third party any of its right, title or interest in any of the Intellectual Property Collateral and General Intangibles other than in Borrower's ordinary course of business.

     (m) Not, unless Borrower shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to Lender) that any of the Patent Collateral is of negligible economic value to Borrower, or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

     (n) Not, and shall not permit any of its licensees to, unless Borrower shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to Lender) that any of the Trademark Collateral is of negligible economic value to Borrower, or (ii) have a valid business purpose to do otherwise,

          (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

          (B) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral,

          (C) fail to employ all of the Trademark Collateral registered with any Federal or State or foreign authority with an appropriate notice of such registration,

          (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral except in compliance with applicable law,

          (E) use any of the Trademark Collateral registered with any Federal or State or foreign authority except for the uses for which registration or application for registration of such Trademark Collateral has been made except in compliance with applicable law, and

          (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral is reasonably likely to lapse or become invalid or unenforceable.

     (o) Not, unless Borrower shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to Lender) that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to Borrower, or (ii) have a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral is reasonably likely to lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

     (p) Notify Lender immediately if it knows that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding Borrower's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

     (q) Not, nor shall any of Borrower's agents, employees, designees or licensees, file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs Lender, and, upon request of Lender, executes and delivers any and all agreements, instruments, documents and papers as Lender may reasonably request to evidence Lender's Security Interest in such Intellectual Property Collateral and the goodwill and general intangibles of Borrower relating thereto or represented thereby.

     (r) Take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing CLAUSE (M), (N) or (O)).

     (s) Contemporaneously herewith, execute and deliver to Lender an Agreement (Patent), an Agreement (Trademark) and an Agreement (Copyright) in the forms of EXHIBITS B, C and D hereto, respectively, and shall execute and deliver to Lender any other document reasonably required to acknowledge or register or perfect Lender's interest in any part of the Intellectual Property Collateral.

     (t) At its sole expense, (i) without any request by Lender, immediately deliver or cause to be delivered to Lender, in due form for transfer (I.E., endorsed in blank or accompanied by duly executed undated blank stock or bond powers), all certificated Securities, Chattel Paper, Instruments and Documents, if any, at any time representing all or any of the Collateral, (ii) upon request of Lender cause Lender's Security Interest hereunder and under the other Collateral Documents to be at all times duly noted on any certificate of title issuable with respect to any of the Collateral and forthwith deliver or cause to be delivered to Lender each such certificate of title, and (iii) execute and deliver, or cause to be executed and delivered, to Lender, in due form for filing or recording (and pay the cost of filing or recording the same in all public offices deemed necessary or advisable by Lender) such assignments (including, without limitation, assignments of life insurance, if Borrower elects or is otherwise required to obtain such insurance), security agreements, mortgages, deeds of trust, pledge agreements, consents, waivers, financing statements, stock or bond powers, and other documents, and do such other acts and things, all as may from time to time be necessary or desirable, to the satisfaction of Lender, to establish and maintain in favor of Lender, a valid perfected lien on and Security Interest in all assets of Borrower now or hereafter existing or acquired (free of all other liens, claims and rights of third parties whatsoever other than Permitted Liens) to secure payment and performance of the Liabilities.

     (u) At Lender's request after the occurrence and during the continuance of an Event of Default, transfer all or any part of the Collateral, (including, with respect to any Trademarks, the goodwill associated therewith) into the name of Lender or its nominee for the benefit of Lender, with or without disclosing that such Collateral is subject to the Security Interest hereunder.

     (v) At all times comply with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which, as Lender determines would be reasonably likely to materially and adversely affect the value of the Collateral or the worth of the Collateral as collateral security, taken as a whole.

     SECTION 7.  RENEWALS, AMENDMENTS AND OTHER SECURITY; PARTIAL RELEASES.

     (a) Lender may from time to time, whether before or after any of the Liabilities shall become due and payable, without notice to Borrower, take any or all of the following actions (provided that actions taken under clause (v) may only be taken after an Event of Default has occurred and is continuing): (i) retain or obtain a Security Interest in any property to secure payment and performance of any of the Liabilities, (ii) retain or obtain the primary or secondary liability of any Person, in addition to Borrower, with respect to any of the Liabilities, (iii) create, extend or renew for any period (whether or not longer than the original period) or alter or exchange any of the Liabilities or release or compromise any obligation of any nature of any Person with respect thereto, (iv) release or fail to perfect its Security Interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities, or create, extend or renew for any period (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any Person with respect to any such property, and (v) resort to the Collateral for payment of any of the Liabilities whether or not it (1) shall have resorted to any other property securing payment and performance of the Liabilities or (2) shall have proceeded against any Person primarily or secondarily liable on any of the Liabilities (all of the actions referred to in preceding CLAUSES (1) and (2) being hereby expressly waived by Borrower).

     (b) No release from the Security Interest created by this Agreement of any part of the Collateral by Lender shall in any way alter, vary or diminish the force or effect of or Security Interest created by this Agreement against the balance or remainder of the Collateral.

     SECTION 8. GRANT OF LICENSE TO USE INTANGIBLES. In addition to SECTION 6(U) and solely for the purpose of enabling Lender to exercise rights and remedies hereunder, after the occurrence and during the continuance of an Event of Default, Borrower hereby grants to Lender, after an Event of Default has occurred and is continuing, an irrevocable (so long as any of the Liabilities remain outstanding and any or all of the Commitments remain in effect), nonexclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, assign, license or sublicense any of Borrower's General Intangibles, now owned or hereafter acquired by Borrower, and wherever the same may be located, including in such license reasonable access as to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. No agreements hereafter acquired or agreed to or entered into by Borrower shall prohibit, restrict or impair the rights granted hereunder.

     SECTION 9. INFORMATION. Lender and any of the officers, employees, agents or auditors of Lender shall have the right at reasonable intervals after the date hereof to make reasonable inquiries by mail, telephone, telegraph or otherwise to any Person with respect to validity and amount or any other matter (including, without limitation, the assertion by Account Debtors of claims, offsets and counterclaims) concerning any of the Collateral.

     SECTION 10.  EVENT OF DEFAULT.

     (a) (i) Whenever an Event of Default or Unmatured Insolvency Default shall be existing, Lender may exercise from time to time any rights and remedies available to it hereunder, under the Secured Credit Agreement and under the Uniform Commercial Code as in effect from time to time in Illinois or otherwise available to it under applicable law. Borrower hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings, or process of law in connection with the exercise by Lender of any of its rights and remedies after an Event of Default or Unmatured Insolvency Default occurs.

     (ii) Borrower agrees, upon the occurrence of an Event of Default or Unmatured Insolvency Default and upon the request of Lender, to assemble, at Borrower's expense, all Collateral at a convenient place acceptable to Lender, in the State where such Collateral is located. ghgf

     (iii) To the fullest extent permitted by applicable law, Borrower hereby waives the right to object to the manner or sufficiency of advertising, refurbishing of the Collateral, or solicitation of bids in connection with any sales or other disposition of the Collateral. Any sale by Lender may be made at any broker's board or public or private sale, with or without notice or advertisement, for cash or credit, and for present or future delivery. At any such public or private sale or other disposition of Collateral, Lender may, to the extent permissible under applicable law, purchase the whole or any part of any Collateral sold, or may sell or dispose of the Collateral to any other Person, free from any and all claims of Borrower or of any other Person claiming by, through, or under Borrower. Borrower hereby expressly waives and releases, to the fullest extent permitted by applicable law, any right of redemption on the part of Borrower. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least five days before such disposition, postage prepaid, addressed to Borrower either at the address shown below, or at any other address of Borrower appearing on the records of Lender. Any proceeds of any Collateral, or of the disposition by Lender of any of the Collateral (including, without limitation, Benefits to the extent provided in SECTION 16 hereof), may be applied by Lender to the payment of expenses in connection with the Collateral, including attorneys' fees and legal expenses, and any balance of such proceeds may be applied by Lender toward the payment of such of the Liabilities, and in such order of application, as Lender may from time to time elect.

     (b) Without limiting any other provision of this Agreement, whenever an Event of Default or Unmatured Insolvency Default shall be existing, Lender, with or without process of law, may enter upon any premises where the Collateral or any part thereof may be, and take possession of all or any part thereof; and Lender may, without Lender being responsible for loss or damage, hold, store, keep idle, lease, operate or otherwise use or permit the use of the Collateral or any part thereof for such time and upon such terms as Lender may deem to be reasonable, or may render all or part of the Collateral unusable, and may demand, collect and retain all earnings and all other sums due and to become due in respect of the Collateral from any Person whomsoever, accounting only for net earnings, if any, arising from use or from the sale thereof after charging against all receipts from use or from the sale thereof all costs and expenses of, and damages or losses by reason of, such use or sale.

     (c) Borrower hereby agrees to pay any and all expenses incurred by Lender in retaking, holding, preparing for sale, selling and the like with regard to the Collateral, including, without limitation, attorneys' fees incurred by Lender in connection therewith.

     (d) Borrower agrees that in any sale of any of the Collateral, Lender is authorized to comply with any limitation or restriction in connection with such sale as counsel may advise Lender is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders or purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account or investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental or regulatory authority or official, and Borrower further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Lender be liable or accountable to Borrower for any discount allowed by reason of the fact that such Collateral was sold in compliance with any such limitation or restriction.

     (e) If sufficient sums are not realized upon any disposition of the Collateral to pay all Liabilities and any expenses of such disposition, including, without limitation, reasonable attorneys' fees, Borrower hereby promises to pay immediately any resulting deficiency.

     (f) No right or remedy herein conferred is intended to be exclusive of any other right or remedy, but every such right or remedy shall be cumulative and shall be in addition to every other right or remedy herein conferred, or conferred upon Lender by any other agreement or instrument or security, or now or hereafter existing at law or in equity or by statute.

     SECTION 11. AUTHORITY OF LENDER. (a) Lender shall have, and be entitled to exercise, all such powers hereunder as are specifically delegated to Lender by the terms hereof, together with such powers as are incidental thereto. Lender may execute any of its duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder. Neither Lender nor any director, officer or employee of Lender shall be liable for any action taken or omitted to be taken by it hereunder or in connection herewith, except for its own gross negligence or willful misconduct. Borrower agrees to reimburse Lender, on demand, for all costs and expenses incurred by Lender in connection with the administration and enforcement of this Agreement (including costs and expenses incurred by any agent employed by Lender) and agrees to indemnify (which indemnification shall survive any termination of this Agreement) and hold harmless Lender (and any such agent) from and against any and all liability incurred by Lender (or such agent) hereunder or in connection herewith, unless such liability shall be due to gross negligence or willful misconduct on the part of Lender or such agent, as the case may be.

     (b) Lender may from time to time, without notice to Borrower, at its option, perform any obligation to be performed by Borrower hereunder, under the Secured Credit Agreement or the Related Documents which shall not have been performed and take any other action which, in its sole discretion, it deems necessary or desirable for the maintenance or preservation of any of the Collateral or Lender's Security Interest in the Collateral. All moneys advanced by Lender in connection with the foregoing shall, whether or not there are then outstanding any Loans made under the Secured Credit Agreement, bear interest at the Default Rate (or such lower maximum rate as shall be legal under applicable law), and shall be repaid together with such interest by Borrower to Lender, upon Lender's demand, and shall be secured hereby prior to any other indebtedness or obligation secured hereby, but the making of any such advance by Lender shall not relieve Borrower of any default hereunder or thereunder.

     SECTION 12. TERMINATION. Subject to Section 15(n) hereof, this Agreement shall terminate when the Commitments shall be terminated and all the Liabilities have been fully paid and performed, at which time Lender shall reassign and redeliver (or cause to be reassigned and redelivered) to Borrower, or to such person as Borrower shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by Lender pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of termination, reassignment, and release. Any such reassignment shall be without recourse upon, or representation or warranty by, Lender and at the sole cost and expense of Borrower.

     SECTION 13. PROTECTION OF INTELLECTUAL PROPERTY COLLATERAL. (a) Borrower shall have the duty to protect, preserve and maintain all rights in each of the items of Intellectual Property Collateral, the loss of which is reasonably likely to have a Material Adverse Effect on Borrower's business, including, without limitation, the duty to prosecute, the failure of which to prosecute is reasonably likely to have a Material Adverse Effect, and/or defend against any and all suits concerning validity, infringement, enforceability, ownership or dilution or other aspects of the Intellectual Property Collateral, as well as the duty to register Copyrights, the failure of which to register is likely to have a Material Adverse Effect on Borrower's business, with the United States Copyright Office and to make publications of all materials, which have been registered with the U.S. Copyright Office, with an appropriate copyright notice. Any expenses incurred in protecting, preserving and maintaining the Intellectual Property Collateral shall be borne by Borrower. To the maximum extent permitted by law, after the occurrence of and during the continuance of an Event of Default, Lender shall have the right, without taking title to any of the Intellectual Property Collateral, to bring suit, in Lender's name or in Borrower's name or in both such names, as determined by Lender, to enforce any or all of the Intellectual Property Collateral or Lender's Security Interest therein, in which event Borrower shall, at the request of Lender, do any and all lawful acts and execute any and all proper documents required by Lender in aid of such enforcement. All costs, expenses and other moneys advanced by Lender in connection with the foregoing shall be treated as an advance under SECTION 11(B) hereof, but the making of any such advance by Lender shall not relieve Borrower of any default hereunder. All monetary recoveries from any such suits instituted by Lender shall be retained by and owned solely by Lender. In addition, Borrower shall indemnify (which indemnification shall survive any termination of this Agreement) and hold harmless Lender from any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including attorneys' fees and legal expenses) of any kind whatsoever which may be imposed on, incurred by or asserted against Lender in connection with or in any way arising out of such suits, proceedings or other actions. Notwithstanding the foregoing, Lender shall have no obligations or liabilities regarding any or all of the Intellectual Property Collateral by reason of, or arising out of, this Agreement.

     (b) If any Event of Default shall have occurred and be continuing, upon the written demand of Lender, Borrower shall execute and deliver to Lender an assignment or assignments of the Intellectual Property Collateral, and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement along with, in the case of any Trademark, goodwill and assets relating to the products sold under such Trademark. Borrower agrees that such an assignment shall be applied to reduce the Liabilities then due only to the extent that Lender receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral or licenses; such cash proceeds to be applied to the payment of expenses incurred in connection with the Intellectual Property Collateral or licenses, including attorneys' fees and legal expenses, and any balance of such proceeds shall be applied by Lender as provided in SECTION 10(A)(III). Without limiting any other rights and remedies of Lender, within five (5) Business Days of written notice from Lender, Borrower shall make available to Lender, to the extent within Borrower's power and authority, such personnel in Borrower's employ on the date of the Event of Default as Lender may reasonably designate, by name, title or job responsibility, to permit Borrower to continue, directly or indirectly, to advertise and operate the business of Borrower under any Trademark or licenses, such personnel to be available to perform their prior functions on Lender's behalf and to be compensated by Lender on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

     SECTION 14. SUBMISSION TO JURISDICTION. LENDER MAY ENFORCE ANY CLAIM ARISING OUT OF THIS AGREEMENT, ANY COLLATERAL OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR ARISING FROM OR RELATED TO ANY CREDIT RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT IN ANY STATE OR FEDERAL COURT HAVING SUBJECT MATTER JURISDICTION AND LOCATED IN CHICAGO, ILLINOIS. FOR THE PURPOSE OF ANY ACTION OR PROCEEDING INSTITUTED WITH RESPECT TO ANY SUCH CLAIM, BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND ALSO HAS IRREVOCABLY DESIGNATED THE PERSON WHOSE NAME AND ADDRESS ARE SET FORTH IN THE SECURED CREDIT AGREEMENT TO RECEIVE FOR AND ON BEHALF OF BORROWER SERVICE OF PROCESS IN ILLINOIS. BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF SAID COURTS BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO BORROWER AND AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW, (i) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (ii) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO IT. NOTHING HEREIN CONTAINED SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR PRECLUDE LENDER FROM BRINGING AN ACTION OR PROCEEDING IN RESPECT HEREOF IN ANY OTHER COUNTRY, STATE OR PLACE HAVING JURISDICTION OVER SUCH ACTION. BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT LOCATED IN CHICAGO, ILLINOIS AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN

INCONVENIENT FORUM.

     SECTION 15.  MISCELLANEOUS PROVISIONS.

     (a) Lender and Agent Bank shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if they take such action for that purpose as Borrower requests in writing, but failure of Lender or Agent Bank to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Lender or Agent Bank to preserve or protect any rights with respect to the Collateral against prior or other parties, or to do any act with respect to the preservation of the Collateral not so requested by Borrower, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

     (b) Borrower hereby appoints Lender, with full power of substitution, as Borrower's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Borrower agrees that Lender, shall have the right and authority: (i) while any Event of Default or Unmatured Insolvency Event shall exist, to assign, sell, license, sublicense or otherwise dispose of all right, title and interest of Borrower in and to the Intellectual Property Collateral, any other General Intangible or any thereof, including, without limitation, assignments, recordings, registrations and applications therefor in the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and (ii) to make claim for, and receive and give acquittance for payment on account of, loss under any insurance policy covering the Collateral, or any part thereof, and to receive, endorse and collect all checks, drafts and other orders for the payment of money representing the proceeds of such insurance.

     (c) All notices or other communications hereunder shall be given in the manner specified under Section 14.3 of the Secured Credit Agreement, whether or not then in effect.

     (d) No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

     (e) No amendment to, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by Lender, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (F) THIS AGREEMENT HAS BEEN DELIVERED AT CHICAGO, ILLINOIS, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAW. WHENEVER POSSIBLE, EACH PROVISION OF THIS AGREEMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS AGREEMENT SHALL BE PROHIBITED BY OR INVALID UNDER SUCH

LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS AGREEMENT. ALL OBLIGATIONS OF BORROWER, ANY OF ITS SUBSIDIARIES OR ANY RELATED PERSON AND RIGHTS OF LENDER AND ANY OTHER HOLDER OF A NOTE OR LIABILITY EXPRESSED IN THIS AGREEMENT SHALL BE IN ADDITION TO AND NOT IN LIMITATION OF THOSE PROVIDED UNDER APPLICABLE LAW OR IN ANY OTHER WRITTEN INSTRUMENT OR AGREEMENT RELATING TO ANY OF THE LIABILITIES.

     (g) The rights and privileges of Lender hereunder shall inure to the benefit of its successors and assigns. This Agreement shall be binding upon Borrower and its successors and assigns.

     (h) At the option of Lender, this Agreement, or a carbon, photographic or other reproduction of this Agreement or of any Uniform Commercial Code financing statement covering the Collateral or any portion thereof, shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

     (i) The section headings in this Agreement are inserted for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.

     (j) This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall for all purposes be deemed an original, but all such counterparts shall together constitute but one and the same Agreement. Borrower hereby acknowledges receipt of a true, correct and complete counterpart of this Agreement.

     (K) EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATED TO THIS AGREEMENT, ANY COLLATERAL OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING OR ARISING FROM ANY CREDIT RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     (l) Borrower hereby expressly waives to the fullest extent permitted by law: (i) notice of the acceptance by Lender of this Agreement, (ii) notice of the existence or creation or non-payment of all or any of the Liabilities, (iii) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (iv) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

     (m) Subject to the provisions of the Secured Credit Agreement, Lender may, from time to time, without notice to Borrower, assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Agreement, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were Lender; PROVIDED, HOWEVER, that Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, as to those of the Liabilities which Lender has not assigned or transferred.

     (n) Borrower agrees that, if at any time all or any part of any payment theretofore applied by Lender to any of the Liabilities is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower or any of its Affiliates), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Lender, and the Security Interest granted hereunder shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by Lender had not been made. Borrower shall get credit for interest earned by Lender on such amounts.

     (o) Lender is the current holder of all Liabilities but, subject to the Secured Credit Agreement, may in the future transfer, assign or sell certain Liabilities.

     (p) Borrower hereby acknowledges that there are no conditions to the effectiveness of this Agreement.

     (q) If any item of Collateral hereunder also constitutes collateral granted to Lender under any other mortgage, agreement or instrument, in the event of any conflict between the provisions under this Agreement and those under such other mortgage, agreement or instrument relating to such Collateral, the provision or provisions selected by Lender shall control with respect to such Collateral.

     (r) In case of conflict between any provision of this Agreement and any provision of the Secured Credit Agreement, the provisions of the Secured Credit Agreement shall control.

     SECTION 16. APPLICATION OF INSURANCE PROCEEDS. Any loss benefits ("BENEFITS") under any of the insurance policies maintained by Borrower pursuant to SECTION 6(I) hereof shall be applied as follows:

     (a) If no Event of Default has occurred and is continuing, and the amount of such Benefits, together with all other Benefits previously or contemporaneously paid to Lender hereunder, is less than $25,000, then such Benefits shall be paid into the Master Account for application pursuant to the Secured Credit Agreement.

     (b) If no Event of Default has occurred and is continuing and the amount of such Benefits, together with all other Benefits previously or contemporaneously paid to Lender hereunder, is $25,000 or greater, then such Benefits, together with any interest thereon, shall be held by Lender as additional Collateral hereunder, but, so long as no Event of Default has occurred and is continuing, such Benefits may, at Borrower's discretion, be either:

               (i) applied by Lender to the repayment of the Loans in the order of application set forth in Section 7.3 of the Secured Credit Agreement, subject to all of the terms and conditions of the Secured Credit Agreement, and to the extent such repayment reduces the principal balance of the Loans, the Commitments shall be correspondingly reduced, or

               (ii) at any time, but subject to the following PARAGRAPH (C), used by Borrower to repair or replace the damaged or destroyed Collateral giving rise to such Benefits.

     (c) Lender shall have no obligation to release any Benefits to Borrower for Borrower's use in repairing or replacing damaged or destroyed Collateral unless Borrower satisfies such conditions as Lender reasonably may impose upon the release of Benefits and as are customary in the financing of repairs or purchases of the type proposed by Borrower, including without limitation, the condition that the available amount of such Benefits shall be sufficient to complete such repairs or replacements, or Lender shall have received from Borrower a cash deposit (or Borrower shall maintain borrowing availability) equal to the excess of the estimated cost of such repair or replacement over the available amount of such Benefits.

     (d) If an Event of Default or an Unmatured Insolvency Default occurs or is continuing while Lender is holding any Benefits pursuant to this SECTION 16, Lender may apply such Benefits to the repayment of the Loans in the order of application set forth in Section 7.3 of the Secured Credit Agreement, subject to all of the terms and conditions of the Secured Credit Agreement, and to the extent such repayment reduces the principal balance of the Loans, the Commitments shall be correspondingly reduced.

              [Remainder of this page intentionally left blank.]



     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                   GENERAL MANUFACTURED HOUSING, INC., a
                                   Georgia corporation
Address:

2255 Industrial Boulevard          By:  /S/  GARY M. BROST
Waycross, Georgia 31501            Name:   Gary M. Brost
                                   Its: President
Telephone: (912) 285-5065
Telecopy: (912) 285-1397
Attention: Samuel P. Scott

                                   FIRST SOURCE FINANCIAL LLP, an Illinois
                                   registered limited liability partnership

                                   By:  First Source Financial, Inc., a
                                        Delaware corporation, its Agent/Manager

ADDRESS:
2850 West Golf Road                By:  /S/  EDWARD A. SZARKOWICZ, JR.
5th Floor                          Name:   Edward A. Szarkowicz, Jr.
Rolling Meadows, IL 60008          Its:   Vice President

Telecopy:  (708) 734-7910/7911
Telephone:  (708) 734-2000

On and after January 20, 1996:

Telephone:  (847) 734-2000
Telecopy:  (847) 734-7910/7911

STATE OF NEW YORK   )
                    )    SS.
COUNTY OF NEW YORK           )


     I, Karen J. Muzzillo, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that Gary M. Brost, personally known to me to be President of GENERAL MANUFACTURED HOUSING, INC., a Georgia corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority, given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 21st day of December __, 1995.




                                        /S/  Karen J. Muzzillo
                                        ---------------------------------
                                                  Notary Public


My Commission Expires:

   stamped
--------------------------

STATE OF NEW YORK        )
                         )    SS.
COUNTY OF NEW YORK       )


     I, Karen J. Muzzillo, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that Edward A. Szarkowicz, Jr. personally known to me to be a Vice President of FIRST SOURCE FINANCIAL, INC., a Delaware corporation, the Agent/Manager of First Source Financial LLP, an Illinois registered limited liability partnership, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority, given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 21st day of December __, 1995.


                                            /S/ Karen J. Muzzillo
                                            ------------------------------

                                                   Notary Public


My Commission Expires:


   STAMPED




                                                               SCHEDULE I
                                                                     to
                                                       Security Agreement


Item A.   TRADEMARKS


                            REGISTERED TRADEMARKS

* COUNTRY      TRADEMARK          REGISTRATION NO.       REGISTRATION DATE

State of       "Jaguar Homes 1994      S-13433                03/11/94
Georgia        . . . the Year of the
               Cat"

                        PENDING TRADEMARK APPLICATIONS

* COUNTRY      TRADEMARK          SERIAL NO.         FILING DATE

                                   NONE


                    TRADEMARK APPLICATIONS IN PREPARATION

                                              Expected       Products/
* COUNTRY      TRADEMARK    DOCKET NO.     FILING DATE       SERVICES

                                   NONE


Item B.     TRADEMARK LICENSES

* Country or                               Effective     Expiration
  TERRITORY    TRADEMARK     LICENSOR      LICENSEE        DATE         DATE

                                   NONE


* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.



                                                               SCHEDULE II
                                                                      to

                                                        Security Agreement


Item A.   PATENTS


                               ISSUED PATENTS

* COUNTRY      PATENT NO.     ISSUE DATE         INVENTOR(S)       TITLE

                                    NONE


                         PENDING PATENT APPLICATIONS

*COUNTRY       SERIAL NO.     FILING DATE        INVENTOR(S)       TITLE

                                    NONE


                     PATENT APPLICATIONS IN PREPARATION

                               Expected
*COUNTRY       DOCKET NO.     FILING DATE        INVENTOR(S)       TITLE

                                    NONE


Item B.    PATENT LICENSES


*Country or                           Effective   Expiration      Subject
 TERRITORY     LICENSOR    LICENSEE     DATE         DATE        MATTER

                                    NONE


* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.


                                                              SCHEDULE III
                                                                      to
                                                        Security Agreement


Item A.     COPYRIGHTS/MASK WORKS


                     REGISTERED COPYRIGHTS/MASK WORKS

* COUNTRY    REGISTRATION NO.    REGISTRATION DATE    AUTHOR(S)    TITLE

                                   NONE


               COPYRIGHT/MASK WORK PENDING PATENT APPLICATIONS

*COUNTRY     SERIAL NO.         FILING DATE           AUTHOR(S)    TITLE

                                   NONE

         COPYRIGHT/MASK WORK REGISTRATION APPLICATIONS IN PREPARATION

                               Expected
*COUNTRY     DOCKET NO.       FILING DATE          AUTHOR(S)     TITLE

                                   NONE


Item B.    COPYRIGHT/MASK WORK LICENSES


*Country or                          Effective  Expiration    Subject
 TERRITORY    LICENSOR    LICENSEE     DATE        DATE       MATTER

                                   NONE


* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.



                                                               SCHEDULE IV
                                                                      to
                                                         Security Agreement



                      TRADE SECRET OR KNOW-HOW LICENSES

Country or                   Effective      Expiration    Subject
*TERRITORY      LICENSOR     LICENSEE       DATE          DATE       MATTER

                                   NONE



* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.


                                                                 SCHEDULE V
                                                                        to
                                                          Security Agreement



LOCATIONS OF COLLATERAL

Plant 1  2255 Industrial Boulevard, Waycross, GA  31501
Plant 2  3233 Industrial Boulevard, Waycross, GA  31501
Plant 3  2170 Industrial Boulevard, Waycross, GA  31501

Plant 4 2875 Fulford Road, Waycross, GA 31501
Vacant Lot Adjacent to Plant 4
Plant 5 206 South Railroad Avenue, Lamar, SC 29069

Airplane Hangar at Waycross Ware County Airport



LOCATION OF CHIEF EXECUTIVE OFFICE

General Manufactured Housing, Inc.
2255 Industrial Boulevard
Waycross, GA 31501



                                                                SCHEDULE VI
                                                                       to
                                                         Security Agreement



THIRD PARTY LOCATIONS OF BORROWER'S GOODS

         Borrower may from time to time have property in the following states as a result of fulfilling its obligations under certain repurchase agreements:

         Alabama
         Florida
         Georgia
         Louisiana
         Mississippi
         North Carolina
         Oklahoma
         South Carolina
         Tennessee
         Texas
         Virginia


                                                               SCHEDULE VII
                                                                      to
                                                         Security Agreement

LEGAL DESCRIPTIONS


                                  EXHIBIT A


                       LANDLORD'S CONSENT AND ESTOPPEL


     1. The undersigned ("Lessor") is the lessor or sublessor under a lease or sublease, under which _________ ________________________________, is the lessee or sublessee ("Lessee") of the premises covered thereby (the

"Premises"). A true and correct copy of such lease or sublease (including all extensions, amendments and renewals thereto) is attached as EXHIBIT A (the "Lease").

     2. In connection with certain financing arrangements (the "Financing Arrangements") from time to time entered into between Lessee and First Source Financial LLP ("First Source"), Lessee will (i) grant First Source a first lien on its interest under the Lease (the "Mortgage") and (ii) grant First Source a security interest in, among other things, all existing and after-acquired furniture, fixtures, equipment, machinery, inventory and tangible property owned by Lessee (the "Property").

     3. Lessor consents to the Mortgage, and agrees that if First Source exercises any of its rights under the Mortgage, Lessor shall recognize First Source (or any purchaser at a foreclosure sale or any other successor or assignee of First Source) as the lessee under the Lease, entitled to all of the benefits thereof.

     4. Lessor disclaims and releases any interest in or to the Property (including rights of levy or distraint for rent). Lessor agrees that none of the Property shall be considered fixtures or a part of the Premises.

     5. If First Source provides written notice to Lessor that Lessee has defaulted on its obligations to First Source under the Financing Arrangements, Lessor shall permit First Source to enter the Premises and take possession of, use, remove, sell (including auction sales), transfer or otherwise dispose of all or any part of the Property.

     6. Lessor represents, warrants, certifies to and covenants and agrees with First Source and its successors and assigns that on the date hereof: (a) the Lease is unmodified and in full force and effect and no default exists thereunder; (b) the Lease represents the entire agreement between the parties with respect to the Premises; (c) the expiration date of the Lease is ___________________________; (d) monthly rent due under the Lease is $___________ and has been paid through ; (e) no rent, other than for the current month, has been paid in advance; (f) the amount of the security deposit presently held by Lessor is $ ____________; (g) all other charges due under the Lease have been paid through _____________; (h) neither Lessor nor Lessee has commenced any action or given or received any notice with respect to termination of the Lease and (i) the record owner of the Premises is ___________________, with an address at __________________________________.

     7. Lessor agrees to provide written notice to First Source of any default by Lessee under the Lease. Such notice shall describe the claimed default in reasonable detail, including, without limitation, the provisions of the Lease which have been violated. Lessor further agrees that: (a) First Source, at its option without any obligation to do so, shall have the right to cure (i) any payment default under the Lease within 10 days after receipt of notice of such default or (ii) any other default under the Lease within 30 days after receipt of notice of such default; (b) Lessor shall not exercise any rights or remedies it might have under the Lease as a result of any such default unless First Source does not cure such default within the applicable time period set forth above; and (c) if First Source cures such default, Lessor shall accept such cure thereby eliminating such default.

     8. Lessor agrees that if the Lease is terminated for any reason other than by expiration of its term, including but not limited to termination due to an uncured or incurable default, Lessor shall, at the option of First Source, exercised with 30 days after Lessor notifies First Source of such termination, lease the Premises to First Source pursuant to a lease containing the same terms and conditions as provided in the Lease.

     9. Lessor agrees that First Source shall have the right to exercise any option to extend, expand, purchase or renew contained in the Lease on behalf of Lessee, and in such event Lessor shall recognize First Source as the Lessee, entitled to all of the benefits thereof. If any such option is not exercised by Lessee, Lessor will notify First Source, and First Source will have 10 days after such notice to exercise such option such exercise to be binding on Lessee and Lessor.

     10. Lessor agrees that it shall not enter in to any amendment of the Lease without first obtaining First Source's written consent to such amendment. Lessor further agrees that any such amendment made without Landlord's prior written consent shall be null and void.

     11. Notices shall be forwarded by mail and shall be deemed to have been given three days after the date sent if sent to the addresses listed below by registered or certified mail, postage prepaid.

If to First Source:                     If to Lessor:

First Source Financial LLP              _________________________________
c/o First Source Financial, Inc.        _________________________________
2850 West Golf Road                     _________________________________
5th Floor                               _________________________________
Rolling Meadows, Illinois  60008
Attention:  Corporate Finance Division

or in the case of either party, at such address as such party may, by written notice to the other party so designate.





     12. This Agreement shall be binding upon Lessor and its successors and assigns and shall inure to the benefit of First Source, other lenders under the Financing Arrangements and their respective successors and assigns.

Dated:  ______________, 1995            LESSOR:

                                        ______________________________

                                        By:___________________________
                                        Title:________________________




                                   EXHIBIT A

                        TRUE AND CORRECT COPY OF LEASE


                              Please see attached.

                          [TO BE PROVIDED BY LESSOR]
















                                                                  Exhibit B
                                                                       to
                                                         Security Agreement


                                   AGREEMENT
                                   (Patent)


     THIS AGREEMENT (PATENT), dated as of ____________, 199_ (this "AGREEMENT"), between ___________________, a ________ corporation ("BORROWER") and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("Lender");

                           W I T N E S S E T H:

     WHEREAS, pursuant to a Secured Credit Agreement of even date herewith (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "SECURED CREDIT AGREEMENT"), between Borrower and Lender, Lender has extended Commitments to make Loans to Borrower; and

     WHEREAS, in connection with the Secured Credit Agreement, Borrower has executed and delivered a Security Agreement, dated as of the date hereof (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "SECURITY AGREEMENT"); and

     WHEREAS, as a condition precedent to the making of the initial Loans under the Secured Credit Agreement, Borrower is required to execute and deliver this Agreement and to grant to Lender a continuing security interest in all of the Patent Collateral (as defined below) to secure all Liabilities; and

     WHEREAS, Borrower has duly authorized the execution, delivery and performance of this Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Lender to make Loans (including the initial Loans) to Borrower pursuant to the Secured Credit Agreement, Borrower agrees, for the benefit of Lender, as follows:

     SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Security Agreement.

     SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Liabilities, Borrower does hereby mortgage, pledge and assign to Lender, and grant to Lender a continuing security interest in, all of the following property (the "PATENT COLLATERAL"), whether now or hereafter owned, acquired or existing:

          (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in ITEM A of ATTACHMENT 1 hereto;

          (b) all patent licenses, including each patent license referred to in ITEM B of ATTACHMENT 1 hereto;

          (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in the foregoing CLAUSES (A) and B; and

          (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in ITEM A of ATTACHMENT 1 hereto, and for breach or enforcement of any patent license, including any patent license referred to in ITEM B of ATTACHMENT 1 hereto, and all rights corresponding thereto throughout the world.

     SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by Borrower for the purpose of registering the security interest of Lender in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Lender under the Security Agreement. The Security Agreement (and all rights and remedies of Lender thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. RELEASE OF SECURITY INTEREST. Upon payment in full of all Liabilities and the termination of all Commitments, Lender shall, at Borrower's expense, execute and deliver to Borrower all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

     SECTION 5. ACKNOWLEDGMENT. Borrower does hereby further acknowledge and affirm that the rights and remedies of Lender with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. RELATED DOCUMENT, ETC. This Agreement is a Related Document executed pursuant to the Secured Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Secured Credit Agreement.

     SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                                   ___________________,      a     ________
                                   corporation



                                   By:_____________________________________
                                   Name Printed:___________________________
                                   Its:____________________________________


                                   ________________________________________
                                   ________________________________________
                                   Attention:______________________________
                                   Telecopy:_______________________________
                                   Telex: ______ (Answerback: ____________)
                                   Telephone:______________________________






                                   FIRST SOURCE FINANCIAL LLP, an Illinois
                                   registered limited liability partnership


                                   By:  First Source Financial, Inc.,
                                        a Delaware corporation, its Agent/
                                        Manager

                                        By:   _____________________________
                                        Name: _____________________________
                                        Its:  _____________________________


                                   Address:

                                   2850 West Golf Road
                                   5th Floor
                                   Rolling Meadows, IL 60008

STATE OF ILLINOIS   )
                    )  SS.
COUNTY OF           )


     I, _______________________, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that ________________________ personally known to me to be a ___________________________ of ____________________, a
___________ corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as _____________ of said corporation, pursuant to authority, given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this ___ day of _________, 199_.




                              __________________________________
                                        Notary Public


My Commission Expires:

___________________________






STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF           )


     I, _______________________, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that ________________________ personally known to me to be a ___________________________ of ____________________, a
___________ corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as _____________ of said corporation, pursuant to authority, given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this ___ day of _________, 199_.




                              __________________________________
                                        Notary Public

My Commission Expires:

___________________________





                                                               ATTACHMENT 1
                                                                       to
                                                                  Agreement
                                                                   (Patent)


Item A.   PATENTS


                              ISSUED PATENTS

*Country     PATENT NO.     ISSUE DATE       INVENTOR(S)       TITLE




                        PENDING PATENT APPLICATIONS

*COUNTRY    SERIAL NO.     FILING DATE       INVENTOR(S)       TITLE




                     PATENT APPLICATIONS IN PREPARATION

                            Expected
*COUNTRY    DOCKET NO.      FILING DATE      INVENTOR(S)       TITLE




Item B.    PATENT LICENSES


*Country or                             Effective  Expiration   Subject
 TERRITORY     LICENSOR     LICENSEE      DATE        DATE      MATTER


* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.




                                                                  EXHIBIT C
                                                                        to
                                                          Security Agreement

                                   AGREEMENT
                                  (Trademark)


     THIS AGREEMENT (TRADEMARK), dated as of ____________, 199_ (this "AGREEMENT"), between ___________________, a ________ corporation ("BORROWER"), and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("Lender");

                            W I T N E S S E T H:

     WHEREAS, pursuant to a Secured Credit Agreement of even date herewith (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "SECURED CREDIT AGREEMENT"), between Borrower and Lender, Lender has extended Commitments to make Loans to Borrower; and

     WHEREAS, in connection with the Secured Credit Agreement, Borrower has executed and delivered a Security Agreement, dated as of the date hereof (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "SECURITY AGREEMENT"); and

     WHEREAS, as a condition precedent to the making of the initial Loans under the Secured Credit Agreement, Borrower is required to execute and deliver this Agreement and to grant to Lender a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Liabilities; and

     WHEREAS, Borrower has duly authorized the execution, delivery and performance of this Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Lender to make Loans (including the initial Loans) to Borrower pursuant to the Secured Credit Agreement, Borrower agrees, for the benefit of Lender, as follows:

     SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Security Agreement.

     SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Liabilities, Borrower does hereby mortgage, pledge and assign to Lender, and grant to Lender a continuing security interest in, all of the following property (the "TRADEMARK COLLATERAL"), whether now or hereafter owned, acquired or existing:

          (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (each of the foregoing items in this CLAUSE (A) being called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark

     Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of ATTACHMENT 1 hereto;

          (b) all Trademark licenses, including each Trademark license referred to in ITEM B of ATTACHMENT 1 hereto;

          (c) all reissues, extensions or renewals of any of the items described in CLAUSES (A) and (B);

          (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in CLAUSES (A) and (B); and

          (e) all proceeds of, and rights associated with, the foregoing, including any claim by Borrower against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration, or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in ITEM A and ITEM B of ATTACHMENT 1 hereto, or for any injury to the goodwill associated with the use of any Trademark or for breach or enforcement of any Trademark license.

     SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by Borrower for the purpose of registering the security interest of Lender in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Lender under the Security Agreement. The Security Agreement (and all rights and remedies of Lender thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. RELEASE OF SECURITY INTEREST. Upon payment in full of all Liabilities and the termination of all Commitments, Lender shall, at Borrower's expense, execute and deliver to Borrower all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

     SECTION 5. ACKNOWLEDGMENT. Borrower does hereby further acknowledge and affirm that the rights and remedies of Lender with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. RELATED DOCUMENT, ETC. This Agreement is a Related Document executed pursuant to the Secured Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Secured Credit Agreement.

     SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                     ______________________,    a   _______
                                     corporation


                                     By:___________________________________
                                     Name Printed:_________________________
                                     Its:__________________________________


                                     ______________________________________
                                     ______________________________________
                                     Attention:____________________________
                                     ______________________________________
                                     Telecopy:_____________________________
                                     Telex:_______ (Answerback:_______)
                                     Telephone:____________________________







                                     FIRST SOURCE FINANCIAL LLP, an
                                     Illinois registered limited liability
                                     partnership


                                     By:  First Source Financial, Inc.,
                                          a Delaware corporation, its Agent/
                                          Manager

                                          By:_______________________________
                                          Name:_____________________________
                                          Its:______________________________


                                     Address:

                                     2850 West Golf Road
                                     5th Floor
                                     Rolling Meadows, IL 60008






STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF           )


     I, _______________________, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that ________________________ personally known to me to be a ___________________________ of ____________________, a
___________ corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as _____________ of said corporation, pursuant to authority, given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this ___ day of _________, 199_.




                              __________________________________
                                        Notary Public


My Commission Expires:

___________________________






STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF           )


     I, _______________________, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that ________________________ personally known to me to be a ___________________________ of ____________________, a
___________ corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as _____________ of said corporation, pursuant to authority, given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this ___ day of _________, 199_.




                              __________________________________
                                        Notary Public


My Commission Expires:

___________________________

                                                              ATTACHMENT 1
                                                                      to
                                                                 Agreement
                                                               (Trademark)


Item A.   TRADEMARKS


                            REGISTERED TRADEMARKS

* COUNTRY      TRADEMARK    REGISTRATION NO.       REGISTRATION DATE




                        PENDING TRADEMARK APPLICATIONS

* COUNTRY     TRADEMARK          SERIAL NO.         FILING DATE




                     TRADEMARK APPLICATIONS IN PREPARATION

                                           Expected        Products/
* COUNTRY     TRADEMARK     DOCKET NO.     FILING DATE     SERVICES




Item B.     TRADEMARK LICENSES

* Country or                            Effective     Expiration
  TERRITORY    TRADEMARK    LICENSOR    LICENSEE         DATE        DATE




* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.




                                                                   Exhibit D
                                                                         to
                                                          Security Agreement



                                   AGREEMENT
                                  (Copyright)



     THIS AGREEMENT (COPYRIGHT), dated as of ____________, 199_ (this

"AGREEMENT"), between ___________________, a ________ corporation ("BORROWER"), and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("Lender");

                             W I T N E S S E T H:

     WHEREAS, pursuant to a Secured Credit Agreement of even date herewith (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "SECURED CREDIT AGREEMENT"), between Borrower and Lender, Lender has extended Commitments to make Loans to Borrower; and

     WHEREAS, in connection with the Secured Credit Agreement, Borrower has executed and delivered a Security Agreement, dated as of the date hereof (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "SECURITY AGREEMENT"); and

     WHEREAS, as a condition precedent to the making of the initial Loans under the Secured Credit Agreement, Borrower is required to execute and deliver this Agreement and to grant to Lender a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Liabilities; and

     WHEREAS, Borrower has duly authorized the execution, delivery and performance of this Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Lender to make Loans (including the initial Loans) to Borrower pursuant to the Secured Credit Agreement, Borrower agrees, for the benefit of Lender, as follows:

     SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Security Agreement.

     SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Liabilities, Borrower does hereby mortgage, pledge and assign to Lender, and grant to Lender a continuing security interest in, all of the following property (the "COPYRIGHT COLLATERAL"), whether now or hereafter owned, acquired or existing, being all copyrights and all semiconductor chip product mask works of Borrower, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world, including, without limitation, all of Borrower's right, title and interest in and to all copyrights and mask works registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights and mask works referred to in ITEM A of ATTACHMENT 1 hereto, and all applications for registration thereof, whether pending or in preparation, all copyright and mask work licenses, including each copyright and mask work license referred to in ITEM B of ATTACHMENT 1 attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

     SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by Borrower for the purpose of registering the security interest of Lender in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Lender under the Security Agreement. The Security Agreement (and all rights and remedies of Lender thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. RELEASE OF SECURITY INTEREST. Upon payment in full of all Liabilities and the termination of all Commitments, Lender shall, at Borrower's expense, execute and deliver to Borrower all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.

     SECTION 5. ACKNOWLEDGMENT. Borrower does hereby further acknowledge and affirm that the rights and remedies of Lender with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. RELATED DOCUMENT, ETC. This Agreement is a Related Document executed pursuant to the Secured Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Secured Credit Agreement.

     SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                                       ____________________, a ________
                                       corporation


                                       By:__________________________________
                                       Name Printed:________________________
                                       Its:_________________________________

                                       _____________________________________
                                       _____________________________________
                                       Attention:___________________________
                                       Telecopy:____________________________
                                       Telex:_ (Answerback:________________)
                                       Telephone:___________________________


                                       FIRST SOURCE FINANCIAL LLP, an
                                       Illinois registered limited
                                       liability partnership


                                       By:  First Source Financial, Inc.,
                                            a Delaware corporation, its Agent/
                                            Manager

                                            By:______________________________
                                            Name:____________________________
                                            Its:_____________________________


                                       Address:

                                       2850 West Golf Road
                                       5th Floor
                                       Rolling Meadows, IL 60008






STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF           )


     I, _______________________, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that ________________________ personally known to me to be a ___________________________ of ____________________, a
___________ corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as _____________ of said corporation, pursuant to authority, given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this ___ day of _________, 199_.




                              __________________________________
                                        Notary Public


My Commission Expires:

___________________________






STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF           )

     I, _______________________, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that ________________________ personally known to me to be a ___________________________ of ____________________, a
___________ corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as _____________ of said corporation, pursuant to authority, given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this ___ day of _________, 199_.




                              __________________________________
                                        Notary Public


My Commission Expires:

___________________________





                                                               ATTACHMENT 1
                                                                       to
                                                                  Agreement
                                                                (Copyright)


Item A.   COPYRIGHTS/MASK WORKS


                       REGISTERED COPYRIGHTS/MASK WORKS

* COUNTRY     REGISTRATION NO.     REGISTRATION DATE   AUTHOR(S)    TITLE




              COPYRIGHT/MASK WORK PENDING REGISTRATION APPLICATIONS

*COUNTRY      SERIAL NO.         FILING DATE          AUTHOR(S)     TITLE



           COPYRIGHT/MASK WORK REGISTRATION APPLICATIONS IN PREPARATION

                                Expected
*COUNTRY     DOCKET NO.         FILING DATE          AUTHOR(S)     TITLE




Item B.    COPYRIGHT/MASK WORK LICENSES

*Country or                          Effective   Expiration    Subject
 TERRITORY    LICENSOR   LICENSEE       DATE         DATE       MATTER


* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.